Matisse Discounted Bond CEF Strategy

Ticker:  MDFIX

SUMMARY PROSPECTUS
August 1, 2024

Before you invest, you may want to review the Matisse Discounted Bond CEF Strategy’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Prospectus and other information about the Fund online at https://fundinfopages.com/MDFIX. You can also get this information at no cost by calling 1-800-773-3863 or by sending an email request to info@ncfunds.com. The Prospectus and Statement of Additional information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Matisse Discounted Bond CEF Strategy (the “Fund”) seeks total return with an emphasis on providing current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.60%
Interest Expenses from Borrowing	0.34%
Acquired Fund Fees and Expenses[1]	2.05%
Total Annual Fund Operating Expenses	3.64%
1. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include the direct operating expenses incurred by the Fund.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$366	$1,114	$1,883	$3,897

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 53.67% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a “fund of funds” that seeks to achieve its investment objective principally through investments in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The closed-end funds in the Fund’s portfolio invest primarily in bonds, trade at substantial discounts relative to their underlying net asset values (“NAVs”) and pay regular periodic cash distributions. The Advisor believes this approach is capable of generating high total return and attractive income relative to many other fixed income investments.
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.  For purposes of this policy, a closed-end fund is considered discounted when, in the Advisor's determination, the closed-end fund’s market value is less than the value of its underlying portfolio, and a closed-end fund is considered to invest primarily in bonds when, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, are invested in bonds. This policy may be changed without shareholder approval upon 60-days' prior notice to shareholders.
Grounded in academic research, the Advisor firmly believes the closed-end fund market is highly inefficient. It is the Advisor’s conviction that closed-end fund discounts display strong (and highly predictable) mean reverting tendencies (the discounts fluctuate around a long-term average discount), and it employs an investment strategy that seeks to take advantage of this concept as it relates to the bond markets specifically. In evaluating bond closed-end funds for the portfolio, the Advisor utilizes a proprietary research process that attempts to forecast whether the market discount on a bond closed-end fund will increase or decrease in the future. The process is highly quantitative and model inputs include information about the bond closed-end fund’s discount (absolute, relative, quintile, patterns, and volatility), yield, distribution history, management team, expenses, underlying portfolio investments, balance sheets, liquidity, activist involvement, and historical pricing. The Advisor then builds a portfolio of bond closed-end funds that, in its opinion, are the most attractively discounted and most likely to see their discounts close (narrow) in the future. An analysis based on the same process determines when a bond closed-end fund should be sold. The Advisor determines to sell a closed-end fund when, in its opinion, it becomes less attractively discounted and less likely to see its discount close (narrow) in the future.
The Advisor’s investment strategy seeks to capture total return potential from the following sources:

1.	NAV Movement and Base Income (Traditional) – investors can benefit when the underlying portfolio of a closed-end fund appreciates in value, and any cash distributions paid out add to total return.
2.
Closed-End Fund Discount Movement (Enhanced) – unique to closed-end funds, investors benefit when a closed-end fund’s discount closes relative to its net asset value, creating capital appreciation potential.

3.	Excess Income Due to Discount (Enhanced) – regardless of discount level, closed-end funds pay out distributions at-NAV, so discounts amplify the income level you receive.
The Advisor intends to construct a diversified portfolio that generates regular income.  Under normal market conditions, the Fund's portfolio will hold Shares of approximately 30 to 90 closed-end funds, along with cash, cash equivalents, and other types of securities in which the Fund may make limited investments.  Each closed-end fund will hold primarily bonds. The bonds held by the closed-end funds may be below investment grade (also known as “junk” bonds) but will typically be rated B or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc. and may be of any maturity or duration. There is no limit to the amount of the Fund’s assets that may be invested in below investment grade bonds through its investments in closed-end funds. While the Advisor generally expects a majority of the Fund’s assets to be invested in investment grade bonds (rated BBB or higher by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc., or Fitch, Inc.), when discounts are attractive, up to two-thirds of the portfolio may be invested in below-investment grade bonds through its investments in closed-end funds. In addition, the closed-end funds will invest in loans, preferred securities, convertible securities, foreign income securities, and derivative instruments for both investment and hedging purposes, and will utilize leverage to acquire their underlying portfolio investments.
The Fund's direct investments will be exclusively in US-traded and US-registered securities; however, the closed-end funds will own foreign-registered and foreign-traded securities.
Under normal circumstances, the Fund may hold up to 20% of its net assets in cash or cash equivalents. Cash equivalents, which can include money market funds, are instruments or investments of such high liquidity and safety that they are considered almost as safe as cash. Based upon the Advisor's view of available investment opportunities, as well as for cash management purposes, the Fund's portfolio will include cash and cash equivalents that provide a temporary pool of liquidity for future investments, redemptions, and other Fund expenses.  The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.
To take advantage of opportunities to invest, the Fund may borrow money for investment purposes (leverage). Any borrowing by the Fund will be subject to the limitations set forth in Act, and relevant interpretive positions of the staff of the U.S. Securities and Exchange Commission (the “SEC”), which presently allows the Fund to borrow (including pledging, mortgaging, or hypothecating assets) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and ability to meet its investment objectives.  An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following describes the risks the Fund bears directly or indirectly through investments in closed-end funds.
Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
Fund of Funds Risk.  The Fund is a "fund of funds."  The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds.  Investments in other funds subject the Fund to additional operating and management fees and expenses.  For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses.  The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Control of Closed-End Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Fixed Income Securities Risk.  When the closed-end funds in the Fund’s portfolio invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
Credit Risk. There is a risk that issuers will not make payments on fixed income securities held by the closed-end funds, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the closed-end funds may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a closed-end fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.
Prepayment Risk. During periods of declining interest rates, prepayment of debt securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the closed-end funds may have to reinvest at a lower interest rate.

Derivatives Risk.  The Fund may invest indirectly in derivatives through its investments in shares of the closed-end funds. The closed-end funds may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.
Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.
Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.
Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities described below.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Fluctuations in the value of equity securities held by the closed-end funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.
o   Preferred Stock Risks. Generally, preferred stockholders have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued) and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer will default and fail to make scheduled dividend payments on the preferred stock held by the closed-end funds.
Foreign Securities Risk.  The Fund may invest indirectly in foreign securities through its investments in shares of closed-end funds.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.

Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."
Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Leverage Risk.  The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund's investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://fundinfopages.com/MDFIX.
Institutional Class Shares
Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 11.41% (quarter ended December 31, 2020) and the Fund’s lowest quarterly return was -9.90% (quarter ended June 30, 2022). The Fund’s year-to-date return as of June 30, 2024, was 7.22%.
Average Annual Total Returns
Periods Ended December 31, 2023 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Institutional Class Shares
Before taxes After taxes on distributions After taxes on distributions and sale of Shares	13.63% 10.27% 7.93%	8.02% 5.41% 5.41%
Bloomberg U.S. Aggregate Total Return Index	5.53%	-2.08%
Bloomberg VLI High Yield Index	13.76%	5.42%
FT Taxable Fixed Income CEF Index	14.26%	6.90%
*The Institutional Class Shares commenced operations on April 30, 2020.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of Shares and after-tax returns will vary for other classes.
MANAGEMENT OF THE FUND
Investment Advisor. The Fund’s investment advisor is Deschutes Portfolio Strategy, LLC, dba Matisse Capital.
Portfolio Managers.  The Fund’s portfolio is managed on a day-to-day basis by Bryn Torkelson and Eric Boughton, CFA, who have served as portfolio managers of the Fund since its inception in April 2020.  Mr. Torkelson is the founder and Chief Investment Officer of the Advisor.  Mr. Boughton serves as a Portfolio Manager and Analyst of the Advisor.
For more information about Purchase and Sale of Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 22 of the Prospectus.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimums may be waived or reduced in some cases.
Shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, and bank wire. Purchase and redemption orders by mail should be sent to the Matisse Discounted Bond CEF Strategy, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase or redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to redeem Shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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